[USAA logo appears here. (R)]







              USAA GROWTH and
                   TAX STRATEGY Fund







                           [Image appears here.]







            Annual Report


       -----------------------------------------
       May 31, 2001

Table of CONTENTS
--------------------------------------------------------------------------------

      USAA FAMILY OF FUNDS                                             2

      MESSAGE FROM THE PRESIDENT                                       4

      INVESTMENT OVERVIEW                                              7

      MANAGERS' COMMENTARY ON THE FUND                                 9

      PORTFOLIO HIGHLIGHTS                                            15

      FINANCIAL INFORMATION

         Distributions to Shareholders                                17

         Independent Auditors' Report                                 18

         Portfolio of Investments                                     19

         Notes to Portfolio of Investments                            25

         Statement of Assets and Liabilities                          27

         Statement of Operations                                      28

         Statements of Changes in Net Assets                          29

         Notes to Financial Statements                                30

2

USAA
----------------------------------------------------------------------------

                                Family of FUNDS


For more complete information about the mutual funds managed and distributed by USAA Investment Management Company (USAA Investments), including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

--------------------------------------------------------------------------------
      EQUITY                     MONEY MARKET                   INDEX
--------------------------------------------------------------------------------
  Aggressive Growth*              Money Market          Extended Market Index

   Capital Growth           Tax Exempt Money Market      Global Titans Index

  Emerging Markets        Treasury Money Market Trust      Nasdaq-100 Index

 First Start Growth            State Money Market            S&P 500 Index

       Gold
                         -------------------------------------------------------
      Growth                      TAXABLE BOND              ASSET ALLOCATION
                         -------------------------------------------------------
  Growth & Income                  GNMA Trust              Balanced Strategy

   Income Stock             High-Yield Opportunities      Cornerstone Strategy

   International                     Income              Growth and Tax Strategy

Science & Technology         Intermediate-Term Bond          Growth Strategy

  Small Cap Stock               Short-Term Bond              Income Strategy

   World Growth
                         ------------------------------
                                TAX-EXEMPT BOND
                         ------------------------------
                                   Long-Term

                               Intermediate-Term

                                  Short-Term

                               State Bond/Income
--------------------------------------------------------------------------------

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE. - AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND. - CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY. - THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES. - FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY. - SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES, OR THE FEDERAL ALTERNATIVE MINIMUM TAX. - 'S&P 500' IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR OUR USE. 'NASDAQ-100(R)', 'NASDAQ-100 INDEX(R)', AND 'NASDAQ(R)', ARE TRADEMARKS OR SERVICE MARKS OF THE NASDAQ STOCK MARKET, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR OUR USE. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE USAA NASDAQ-100 INDEX FUND. 'DOW JONES' AND 'DOW JONES GLOBAL TITANS INDEX(SM)' ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. AND HAVE BEEN LICENSED FOR OUR USE. THESE INDEX PRODUCTS ARE NOT SPONSORED, SOLD, OR PROMOTED BY THE TRADEMARK OR SERVICE MARK OWNERS, AND NEITHER THE TRADEMARK OR SERVICE MARK OWNERS NOR ANY OF THEIR SUBSIDIARIES OR AFFILIATES MAKE ANY REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THESE PRODUCTS. - INDEX PRODUCTS INCUR FEES AND EXPENSES AND MAY NOT ALWAYS BE INVESTED IN ALL SECURITIES OF THE INDEX THAT THEY ATTEMPT TO MIRROR. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

* CLOSED TO NEW INVESTORS.

                                                                               3
IMPORTANT
--------------------------------------------------------------------------------
                                  INFORMATION


               Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund. If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

               USAA INVESTMENT MANAGEMENT COMPANY

               Attn: Report Mail

               9800 Fredericksburg Road

               San Antonio, TX  78284-8916

               or phone a mutual fund representative at

               1-800-531-8448 during business hours



               THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA GROWTH AND TAX STRATEGY FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY (USAA INVESTMENTS). IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES FURTHER DETAILS ABOUT THE FUND.



               USAA with the eagle is registered in the U.S. Patent & Trademark Office.
               (C)2001, USAA. All rights reserved.

4

MESSAGE
--------------------------------------------------------------------------------
                               from the PRESIDENT



[Photograph of the President
and Vice Chairman of the Board,
Christopher W. Claus, appears
here.]

                                      "AS AN INVESTOR MYSELF, I KNOW
                                       HOW OVERWHELMING IT CAN BE TO
                                       MAKE SMART INVESTMENT DECISIONS
                                       IN VOLATILE MARKET CONDITIONS."

--------------------------------------------------------------------------------

               Since our last annual report, one thing has become very clear: We are facing one of the most challenging investment climates in several years. The slowing effects of 1999's higher interest rate environment on our economy, the swift, steep fall of technology stocks, and the evaporation of corporate earnings in several sectors have undoubtedly received a great deal of attention from media, investment companies, and economists alike--maybe a bit too much attention.

               As an investor myself, I know how overwhelming it can be to make smart investment decisions in volatile market conditions. It's a challenge for all investors--whether they invest in equity funds, fixed-income vehicles, or a combination of both. USAA Investments approaches this challenge the same way you and other investors do. Here are a few of the steps we take to deal with down markets.

 ...CONTINUED
--------------------------------------------------------------------------------


               WE LOOK FOR OPPORTUNITIES. We seek opportunities in EVERY market situation. For example, we look for companies with strong business fundamentals to invest in--companies that are best positioned to thrive when the economy improves--and take advantage of the low stock prices available in down markets.

               WE DIVERSIFY. We diversify our stock portfolios by investing in a wide range of sectors (basic materials, health care, technology, energy, consumer staples, etc.), and we diversify our overall investment portfolio by investing in both fixed-income and equity investments.

               WE MEASURE OUR PERFORMANCE. We believe it's important to provide strong performance to our members in ALL market conditions. One way we gauge our performance is through rankings of our funds by established financial bench-marking services. We are ranked by reputable financial information companies such as Morningstar, Inc., known for its Overall Morningstar Rating(TM) of mutual funds, and Lipper Analytical Services, a Reuters company that
               tracks  the   performance   of  more  than  47,000  mutual  funds
               worldwide.

               WE RELY ON INVESTMENT PROFESSIONALS. We depend on a team of highly qualified portfolio managers and securities analysts to research the markets and make sound buying and selling decisions, whether it's for an equity fund, fixed-income vehicle, money market instrument, or asset allocation fund.

6

 ...CONTINUED
--------------------------------------------------------------------------------
                               from the PRESIDENT


               WE STAY FOCUSED ON OUR GOALS. We advise our investors that TIME IN the market is more effective than TIMING the market. What that really means is sticking to the goals you've set in your investment plan. Our goal is to offer competitive mutual fund products and services to shareholders who seek the long-term rewards of investing. This goal guides all of our actions.

               WE MAINTAIN A POSITIVE OUTLOOK. We keep current economic and market conditions in perspective and look for indications of positive changes ahead. For example, at this writing, the Federal Reserve Board (the Fed) had made five interest rate reductions of 0.5% each since the beginning of 2001. While we may still see the effects of the previous year's tightening cycle now, these reductions are designed to stimulate the economy and, as a result, may help bolster corporate profits and the financial markets.

               We at USAA Investments are committed to helping you determine, plan, and potentially reach your investment goals. As always, I appreciate the opportunity to serve you, and I thank you for your trust and continued business.

               Sincerely,

               \s\ Christopher W. Claus

               Christopher W. Claus
               PRESIDENT AND VICE CHAIRMAN OF THE BOARD

               FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY (USAA INVESTMENTS), INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL FOR A PROSPECTUS. READ IT CAREFULLY BEFORE INVESTING.


               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

INVESTMENT
--------------------------------------------------------------------------------
                                    OVERVIEW


USAA GROWTH AND TAX STRATEGY FUND

OBJECTIVE
--------------------------------------------------------------------------------

               Conservative   balance  for  the  investor  between  income,  the
               majority of which is exempt from federal income tax, and the potential for long-term growth of capital to preserve purchasing power.

TYPES OF INVESTMENTS
--------------------------------------------------------------------------------

               Invests   principally  in  tax-exempt   bonds  and  money  market
               instruments and the remainder in blue chip stocks.


--------------------------------------------------------------------------------
                                           5/31/01               5/31/00
--------------------------------------------------------------------------------
  Net Assets                            $238.8 Million       $263.6 Million
  Net Asset Value Per Share                 $15.87               $17.28


--------------------------------------------------------------------------------
Average Annual Total Returns and 30-Day SEC Yield* as of 5/31/01
--------------------------------------------------------------------------------
  1 YEAR              5 YEARS           10 YEARS              30-DAY SEC YIELD
  -5.47%               7.68%              8.68%                     3.04%

               * CALCULATED AS PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION.

               TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

8

 ...CONTINUED
--------------------------------------------------------------------------------
                                    OVERVIEW



                       CUMULATIVE PERFORMANCE COMPARISON
                       ---------------------------------

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Growth and Tax Strategy Fund to the Lehman Brothers Municipal Bond Index for the period of 5/31/91 through 5/31/01. The data points from the graph are as follows:

               USAA GROWTH & TAX        LEHMAN
                 STRATEGY FUND          INDEX
                 -------------         -------

05/31/91          $10,000              $10,000
11/30/91           10,223               10,501
05/31/92           10,812               10,982
11/30/92           11,097               11,554
05/31/93           12,061               12,296
11/30/93           12,580               12,835
05/31/94           12,508               12,600
11/30/94           12,359               12,161
05/31/95           13,851               13,747
11/30/95           14,963               14,459
05/31/96           15,875               14,376
11/30/96           17,143               15,309
05/31/97           18,130               15,566
11/30/97           19,506               16,406
05/31/98           20,895               17,026
11/30/98           21,441               17,679
05/31/99           22,797               17,822
11/30/99           23,634               17,490
05/31/00           24,307               17,669
11/30/00           23,720               18,920
05/31/01           22,978               19,814


DATA FROM 5/31/91 THROUGH 5/31/01.


               The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth and Tax Strategy Fund to the Lehman Brothers Municipal Bond Index. This index is an unmanaged benchmark of total return performance for the long-term, investment-grade, tax-exempt bond market.

                                                                               9
MANAGERS'
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


[PHOTOGRAPH OF THE PORTFOLIO MANAGERS APPEARS HERE:

From left to right: Patrick O'Hare, CFA (Blue Chip Stocks);

and Clifford A. Gladson, CFA (Allocation Manager, Tax-Exempt Bonds, and Tax-Exempt Money Market Instruments).]

--------------------------------------------------------------------------------

WHAT ARE THE GOALS OF THE USAA GROWTH AND TAX STRATEGY FUND?

               The USAA Growth and Tax Strategy Fund was the first mutual fund on the market to combine tax-exempt securities and common stocks into a balanced format. The Fund is designed to provide a complete but conservative investment for shareholders seeking a good level of tax-exempt income with exposure to common stocks. The stock component provides the potential for capital appreciation that can help offset the impact of inflation on fixed-income assets and income. The tax-exempt bond component offers the potential to accumulate tax-free income. We coordinate the management of the asset classes with a goal of enhancing the Fund's tax efficiency.

10

 ...CONTINUED
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


               Under the Internal Revenue Code, the Fund must have at least 50% of its assets invested in tax-exempt securities at the end of each fiscal quarter to pass the tax-exempt income on to its shareholders. This means the Fund will not have the traditional investment mix of 60% common stocks and 40% bonds normally associated with a "balanced" fund. The Fund's common stock target range is between 41% and 49%, with the remainder of assets invested in tax-exempt securities.

HOW DID THE FUND PERFORM?

               The Fund's return for the period ending May 31, 2001, was -5.47%. While past performance is no guarantee of future results, the Fund's diversified asset mix has helped offset some of the volatility in the stock markets over the last year. The Fund's long-term results are depicted in the cumulative performance chart on page 8.

               The Fund's allocation of net assets for the period ending May 31, 2001, was 51.9% in tax-exempt bonds, 48.3% in blue chip stocks, and 1.2% in tax-exempt money market instruments.


HOW DID THE DIFFERENT SECTORS OF THE FUND PERFORM DURING THE PERIOD?

TAX-EXEMPT BONDS
--------------------------------------------------------------------------------

               Over the last year, interest rates for municipal bonds have declined. The yield of the Bond Buyer 40-Bond Index fell from 6.13% on May 31, 2000, to 5.42% on May 31, 2001. This decrease in rates caused bond prices to improve and helped to moderate the rather volatile price swings in the equity portfolio.

 ...CONTINUED
--------------------------------------------------------------------------------

STOCKS
--------------------------------------------------------------------------------

               The equity portfolio of the Fund performed poorly as a result of being overweighted in technology, which suffered the worst declines of all sectors during the period. In particular, the Fund was hurt by its positions in Cisco Systems, Texas Instruments, Intel, and Nortel Networks. Each of these stocks was down more than 50% for the year ending May 31, 2001.

WHAT MARKET CONDITIONS AFFECTED EACH SECTOR DURING THE PERIOD?

TAX-EXEMPT BONDS
--------------------------------------------------------------------------------

               The bond market benefited from market conditions during the period. The decline in long-term yields reflected the credit market's perception that the Federal Reserve Board's (the Fed's) increases in short-term interest rates early in the period would slow the growth of the domestic economy and keep inflation in check. The strong demand for municipal bonds also contributed to the good performance of this sector of the credit market.

STOCKS
--------------------------------------------------------------------------------

               The stock market was negatively affected by market conditions during the period. As the U.S. economy slowed, corporate profits evaporated, and the stock market declined along with them. Although all the major equity market indices declined, technology stocks suffered the most. Health care and consumer

               NORTEL NETWORKS WAS SOLD OUT OF THE FUND BEFORE THE END OF THE PERIOD.

               THE BOND BUYER 40-BOND INDEX IS REPRESENTATIVE OF YIELDS ON 40 LARGE ONE-YEAR, TAX-EXEMPT NOTES.

               YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 19-24.

12

 ...CONTINUED
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


               staples did well as investors embraced the relative safety of these stocks in comparison to technology stocks. Higher oil prices helped the energy sector during this period.

WHAT WERE YOUR STRATEGIES FOR BUYING AND SELLING DURING THE PERIOD?

TAX-EXEMPT BONDS
--------------------------------------------------------------------------------

               We used this period of declining interest rates and strong demand for bonds to shorten the maturity and improve the credit quality of the municipal bond portfolio.

STOCKS
--------------------------------------------------------------------------------

               In the equity arena, we look for stocks that dominate, or have the potential to dominate, their industries. We prefer to buy companies in industries that are growing faster than the overall market. However, we will also buy dominant companies in more mature industries to maintain diversification. We will continue to hold the shares as long as the company's long-term fundamentals remain intact. This long-term perspective should allow us to minimize any potential capital gain distributions.


               The steep declines in the technology sector have allowed us to include a number of technology stocks that have the potential to dominate their industries. We considered many of these stocks too expensive relative to alternatives in 1999 and early 2000. However, we kept them on our radar screen while we

 ...CONTINUED
--------------------------------------------------------------------------------


               waited for better prices. Beginning in early 2001, we selectively added names such as JDS Uniphase, QUALCOMM, Brocade Communications, Juniper Networks, BEA Systems, i2 Technologies, and PMC-Sierra that we felt offered an attractive risk/reward scenario.

WHAT IS YOUR OUTLOOK?

TAX-EXEMPT BONDS
--------------------------------------------------------------------------------

               Given the current economic conditions in the bond market, we intend to continue to purchase solid investment-grade municipal bonds with final maturities between 20 years and 30 years. This potentially could enable the Fund to distribute a good level of tax-exempt income. In addition, if interest rates continue to decline, municipal bonds with longer maturities should increase in value.

STOCKS
--------------------------------------------------------------------------------

               In regard to equities, we believe that the stock market has discounted a lot of negative news over the last 12 months and has already begun to recover. While it is impossible to predict the timing of any market move, we believe that the upside potential outweighs the downside risk at this juncture.

14

 ...CONTINUED
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


               We also believe that three positive catalysts will contribute to the recovery of the U.S. economy:

                   -The Fed's  aggressive  cutting of interest rates in 2001. We believe that the full impact of these cuts will be felt in the second half of this year.

                   -The tax rebate consumers will receive later this year.

                   -A  rebound  in  corporate  profits.   While  the  timing  is
                    uncertain, a rebound in corporate profitability should eventually occur in conjunction with the U.S. economy's recovery from the current slowdown. Our current view is that profit growth has the potential to resume in the fourth quarter of 2001. Even if we are wrong about the timing, we expect the equity markets to recover in advance of the increase in corporate profitability.





               SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES, OR TO THE FEDERAL ALTERNATIVE MINIMUM TAX.

PORTFOLIO
--------------------------------------------------------------------------------
                                   HIGHLIGHTS


--------------------------------------------------------------------------------
                             TAX-EXEMPT SECURITIES
                                 TOP 5 HOLDINGS
                               (% of Net Assets)
--------------------------------------------------------------------------------

  Michigan - Hospital Finance Auth. RB, Series 1999A                    4.1%

  New York - Medical Care Facilities Finance Agency RB, Series 1995A    2.8%

  Wisconsin - University of Wisconsin Hospitals and Clinics Auth. RB,
      Series 2000                                                       2.7%

  Connecticut - Mashantucket (Western) Pequot Tribe RB, Series 1997B    2.4%

  Texas - Lewisville RB, Series 1998                                    2.3%
--------------------------------------------------------------------------------


                 ------------------------------------------------
                                 TOP 10 INDUSTRIES
                                 (% of Net Assets)
                 ------------------------------------------------

                      Hospitals                      15.2%

                      Appropriated Debt               5.2%

                      General Obligation              5.1%

                      Escrowed Bonds                  4.6%

                      Electronics - Semiconductors    4.4%

                      Finance - Diversified           3.8%

                      Computer Software & Service     3.5%

                      Health Care - Diversified       3.0%

                      Single-Family Housing           3.0%

                      Electrical Equipment            2.7%
                 ------------------------------------------------

16

 ...CONTINUED
--------------------------------------------------------------------------------
                                   HIGHLIGHTS


   --------------------------------------
           TOP 5 EQUITY HOLDINGS
             (% of Net Assets)
   --------------------------------------

   General Electric Co.            2.4%

   Microsoft Corp.                 2.3%

   Texas Instruments, Inc.         2.2%

   Citigroup, Inc.                 2.0%

   Cisco Systems, Inc.             1.9%
   -------------------------------------





                                ASSET ALLOCATION
                                     5/31/01
                                ----------------

A pie chart is shown here depicting the Asset Allocation as of May 31, 2001 of the USAA Growth and Tax Strategy Fund to be:

Tax-Exempt Bonds - 51.9%; Blue Chip Stocks - 48.3%; and Tax-Exempt Money Market Instruments - 1.2%.

     PERCENTAGES ARE OF THE NET ASSETS OF THE FUND AND MAY NOT EQUAL 100%.






YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 19-24.

DISTRIBUTIONS
--------------------------------------------------------------------------------
                                to SHAREHOLDERS


USAA GROWTH AND TAX STRATEGY FUND

               The following per share information describes the federal tax treatment of distributions made during the fiscal year ended May 31, 2001. These figures are provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Distributions for the calendar year will be reported to you on Form 1099-DIV in January 2002.


                        -------------------------------------
                        Tax-exempt income            $.418848

                        Ordinary income*              .061152
                                                     --------
                        Total                        $.480000
                                                     ========
                        -------------------------------------



               100% of ordinary income distributions qualifies for deduction by corporations.


               * INCLUDES DISTRIBUTION OF SHORT-TERM CAPITAL GAINS, IF ANY, WHICH ARE TAXABLE AS ORDINARY INCOME.

18

INDEPENDENT
--------------------------------------------------------------------------------
                                AUDITORS' Report

KPMG

THE SHAREHOLDERS AND BOARD OF TRUSTEES

               USAA GROWTH AND TAX STRATEGY FUND


               We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Growth and Tax Strategy Fund, a series of the USAA Investment
               Trust, as of May 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights, presented in Note 8 to the financial statements, for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

               We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

               In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Growth and Tax Strategy Fund as of May 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                      KPMG LLP


               San Antonio, Texas
               July 3, 2001

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS


USAA GROWTH AND TAX STRATEGY Fund

May 31, 2001


PRINCIPAL                                                                               MARKET
  AMOUNT                                                   COUPON                        VALUE
  (000)          SECURITY                                   RATE        MATURITY         (000)
-----------------------------------------------------------------------------------------------
            TAX-EXEMPT SECURITIES (53.1%)
            TAX-EXEMPT BONDS (51.9%)
            ALABAMA (2.1%)
$ 4,700     Baldwin County Health Care Auth. RB,
              Series 1998                                   5.75%      4/01/2027      $  3,849
  1,000     University of Alabama at Birmingham
              Hospital RB, Series 2000A (INS) 6             5.88       9/01/2031         1,038
            ARKANSAS (1.1%)
  2,500     Conway Health Facilities Board Hospital RB,
              Series 1999A                                  6.40       8/01/2029         2,544
            CALIFORNIA (1.2%)
  3,000     Los Angeles Department Water and Power
              Waterworks RB (INS) 4                         5.13       7/01/2041         2,872
            CONNECTICUT (3.3%)
  2,500      Development Auth. First Mortgage RB,
              Series 1997                                   5.80       4/01/2021         2,152
  6,000     Mashantucket (Western) Pequot Tribe RB,
              Series 1997B e                                5.75       9/01/2027         5,764
            FLORIDA (1.6%)
  4,000     Broward County School Board COP,
              Series A (INS) 5                              5.00       7/01/2020         3,906
            GEORGIA (1.9%)
  4,500     Atlanta Airport RB,
              Series 2000A (INS) 4                          5.60       1/01/2030         4,614
            ILLINOIS (1.4%)
  5,500     Health Facilities Auth. RB, Series 1996
             (Mercy Hospital)                               6.38       1/01/2015         3,315
            INDIANA (2.3%)
  2,670     Fifth Avenue Housing Development Corp.
              MFH RB, Series 1993A                          7.25       7/01/2025         2,731
  2,500     LaPorte County Hospital Auth. RB (PRE)          6.00       3/01/2023         2,656
            KENTUCKY (1.5%)
  3,475     Commonwealth of Kentucky State Property and
              Buildings Commission RB                       5.38       9/01/2019         3,523
            LOUISIANA (1.1%)
  2,500     Local Government Environmental Facilities and
              Community Development Auth. RB (INS) 3        6.55       9/01/2025         2,682


20

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)


USAA GROWTH AND TAX STRATEGY Fund

May 31, 2001


PRINCIPAL                                                                               MARKET
  AMOUNT                                                     COUPON                      VALUE
  (000)      SECURITY                                         RATE    MATURITY           (000)
-----------------------------------------------------------------------------------------------
            MAINE (1.3%)
$ 3,000     Health and Higher Educational
              Facilities Auth. RB, Series 2000C (INS)  5    5.75%      7/01/2030      $  3,108
            MICHIGAN (7.3%)
  4,000     Detroit Sewage Disposal RB,
              Series 1999A (INS) 4                          5.75       7/01/2026         4,180
  4,000     Hospital Finance Auth. RB, Series 1996          6.25      10/01/2027         3,421
  9,500     Hospital Finance Auth. RB, Series 1999A         6.13      11/15/2026         9,837
            MONTANA (1.4%)
  3,600     Health Facilities Auth. RB, Series 1996         6.38       6/01/2018         3,348
            NEW YORK (6.2%)
  1,000     Dormitory Auth. RB, (INS) 2                     6.00       7/01/2020         1,067
  5,850     Medical Care Facilities Finance Agency RB,
              Series 1995A (PRE) d                          6.85       2/15/2017         6,615
  4,000     Metropolitan Transportation Auth. RB,
              Tax Fund                                      6.00       4/01/2030         4,314
  2,690     New York City GO, Series 2000A d                6.00       5/15/2020         2,890
            OKLAHOMA (1.1%)
  2,695     Valley View Hospital Auth. RB, Series 1996      6.00       8/15/2014         2,498
            OREGON (2.0%)
  5,000     Department Administration Services COP,
              Series 2001B (INS) 1                          5.00       5/01/2021         4,868
            PENNSYLVANIA (0.7%)
  1,545     Philadelphia Gas Works RB, 14th Series (PRE)    6.38       7/01/2026         1,671
            PUERTO RICO (2.1%)
  5,000     Puerto Rico Commonwealth GO, Refunding
              Public Improvement (INS) 5, c                 5.13       7/01/2030         4,947
            RHODE ISLAND (2.3%)
  5,200     Housing and Mortgage Finance Corp. SFH RB,
              Series 15-A d                                 6.85      10/01/2024         5,446
            TEXAS (5.6%)
  3,410     Fort Worth Higher Education Finance Corp. RB,
              Series 1997A                                  6.00      10/01/2016         3,441
  5,675     Lewisville RB, Series 1998 (INS) 3              5.80       9/01/2025         5,544
 30,270     Northwest Independent School District GO,
              Series 1997 (NBGA) b                          6.38       8/15/2032         4,403


PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)


USAA GROWTH AND TAX STRATEGY Fund

May 31, 2001


PRINCIPAL                                                                               MARKET
  AMOUNT                                                     COUPON                      VALUE
  (000)      SECURITY                                         RATE    MATURITY           (000)
----------------------------------------------------------------------------------------------
            WISCONSIN (4.4%)
$ 3,000     Health and Educational Facilities Auth. RB,
              Series 1998                                   5.75%      7/01/2028      $  2,375
  1,600     Housing and Economic Development Auth.
              SFH RB, Series 1992A d                        7.10       3/01/2023         1,646
  6,030     University of Wisconsin Hospitals and
              Clinics Auth. RB, Series 2000 (INS) 5         6.13       4/01/2021         6,495
                                                                                      --------
            Total tax-exempt bonds (cost: $123,375)                                    123,760
                                                                                      --------

            TAX-EXEMPT MONEY MARKET INSTRUMENT (1.2%)
            MISSISSIPPI
  2,900     Perry County PCRB,
              Series 1992 (LOC) a (cost: $2,900)            3.10       3/01/2002         2,900
                                                                                      --------
            Total tax-exempt securities (cost: $126,275)                               126,660
                                                                                      --------



 NUMBER
OF SHARES
----------

            BLUE CHIP STOCKS (48.3%)
            ADVERTISING/MARKETING (0.8%)
 19,600     Omnicom Group, Inc.                                            1,824
--------------------------------------------------------------------------------
            AEROSPACE/DEFENSE (0.8%)
 31,700     Boeing Co.                                                     1,994
--------------------------------------------------------------------------------
            AUTOMOBILES (0.5%)
 46,151     Ford Motor Co.                                                 1,124
--------------------------------------------------------------------------------
            BANKS - MAJOR REGIONAL (1.5%)
 64,600     State Street Corp.                                             3,551
--------------------------------------------------------------------------------
            BANKS - MONEY CENTER (0.9%)
 41,440     J. P. Morgan Chase & Co.                                       2,037
--------------------------------------------------------------------------------
            BEVERAGES - ALCOHOLIC (0.6%)
 34,800     Anheuser-Busch Companies, Inc.                                 1,531
--------------------------------------------------------------------------------
            BEVERAGES - NONALCOHOLIC (1.1%)
 60,500     PepsiCo, Inc.                                                  2,708
--------------------------------------------------------------------------------

22

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)


USAA GROWTH AND TAX STRATEGY fund

May 31, 2001


                                                                          MARKET
 NUMBER                                                                    VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            BROADCASTING - RADIO & TV (0.5%)
  19,500    Clear Channel Communications, Inc. *                       $   1,189
--------------------------------------------------------------------------------
            COMMUNICATION EQUIPMENT (0.7%)
  46,100    JDS Uniphase Corp. *                                             770
  16,300    QUALCOMM, Inc. *                                                 990
--------------------------------------------------------------------------------
                                                                           1,760
--------------------------------------------------------------------------------
            COMPUTER - HARDWARE (0.6%)
  39,900    Dell Computer Corp. *                                            972
  29,000    Sun Microsystems, Inc. *                                         478
--------------------------------------------------------------------------------
                                                                           1,450
--------------------------------------------------------------------------------
            COMPUTER - NETWORKING (2.7%)
  28,200    Brocade Communications Systems, Inc. *                         1,100
 233,600    Cisco Systems, Inc. *                                          4,499
  20,500    Juniper Networks, Inc. *                                         872
--------------------------------------------------------------------------------
                                                                           6,471
--------------------------------------------------------------------------------
            COMPUTER - PERIPHERALS (0.3%)
  23,800    EMC Corp. *                                                      752
--------------------------------------------------------------------------------
            CoMPUTER SOFTWARE & SERVICE (3.5%)
  32,000    BEA Systems, Inc. *                                            1,148
  41,800    i2 Technologies, Inc. *                                          839
  80,000    Microsoft Corp. *                                              5,535
  58,000    Oracle Corp. *                                                   887
--------------------------------------------------------------------------------
                                                                           8,409
--------------------------------------------------------------------------------
            DRUGS (2.6%)
  32,100    Merck & Co., Inc.                                              2,343
  80,000    Pharmacia Corp.                                                3,885
--------------------------------------------------------------------------------
                                                                           6,228
--------------------------------------------------------------------------------
            ELECTRICAL EQUIPMENT (2.7%)
  35,400    Flextronics International Ltd. *                                 893
 114,600    General Electric Co.                                           5,615
--------------------------------------------------------------------------------
                                                                           6,508
--------------------------------------------------------------------------------
            ELECTRONICS - INSTRUMENTATION (0.3%)
  18,500    Teradyne, Inc. *                                                 737
--------------------------------------------------------------------------------

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)


USAA GROWTH AND TAX STRATEGY Fund

May 31, 2001


                                                                          MARKET
 NUMBER                                                                    VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            ELECTRONICS - SEMICONDUCTORS (4.4%)
 160,000    Intel Corp.                                                $   4,322
  30,800    PMC-Sierra, Inc. *                                               964
 154,000    Texas Instruments, Inc.                                        5,254
--------------------------------------------------------------------------------
                                                                          10,540
--------------------------------------------------------------------------------
            ENTERTAINMENT (2.3%)
  39,900    AOL Time Warner, Inc. *                                        2,084
  40,579    Viacom, Inc. *                                                 2,339
  30,000    Walt Disney Co.                                                  948
--------------------------------------------------------------------------------
                                                                           5,371
--------------------------------------------------------------------------------
            EQUIPMENT - SEMICONDUCTORS (0.4%)
  19,200    Applied Materials, Inc. *                                        959
--------------------------------------------------------------------------------
            FINANCE - DIVERSIFIED (3.8%)
  34,800    American Express Co.                                           1,466
  93,500    Citigroup, Inc.                                                4,792
  43,800    Morgan Stanley Dean Witter & Co.                               2,847
--------------------------------------------------------------------------------
                                                                           9,105
--------------------------------------------------------------------------------
            HEALTH CARE - DIVERSIFIED (3.0%)
  40,000    American Home Products Corp.                                   2,532
  73,600    Bristol-Myers Squibb Co.                                       3,992
   6,900    Johnson & Johnson, Inc.                                          669
--------------------------------------------------------------------------------
                                                                           7,193
--------------------------------------------------------------------------------
            HOUSEHOLD PRODUCTS (1.0%)
  28,400    Colgate-Palmolive Co.                                          1,609
  11,100    Procter & Gamble Co.                                             713
--------------------------------------------------------------------------------
                                                                           2,322
--------------------------------------------------------------------------------
            INSURANCE - MULTILINE COMPANIES (0.5%)
  13,650    American International Group, Inc.                             1,106
--------------------------------------------------------------------------------
            INSURANCE - PROPERTY/CASUALTY (1.6%)
  82,000    Allstate Corp.                                                 3,692
--------------------------------------------------------------------------------
            INVESTMENT BANKS/BROKERAGE (0.3%)
  14,332    Bear Stearns Cos., Inc.                                          779
--------------------------------------------------------------------------------

24

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)


USAA GROWTH AND TAX STRATEGY Fund

May 31, 2001

                                                                          MARKET
 NUMBER                                                                    VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            MACHINERY - DIVERSIFIED (0.5%)
  21,200    Caterpillar, Inc.                                          $   1,148
--------------------------------------------------------------------------------
            MANUFACTURING - DIVERSIFIED INDUSTRIES (0.7%)
  20,600    United Technologies Corp.                                      1,716
--------------------------------------------------------------------------------
            MEDICAL PRODUCTS & SUPPLIES (0.6%)
  34,200    Medtronic, Inc.                                                1,470
--------------------------------------------------------------------------------
            OIL - INTERNATIONAL INTEGRATED (2.7%)
  39,604    Exxon Mobil Corp.                                              3,515
  40,000    Texaco, Inc.                                                   2,856
--------------------------------------------------------------------------------
                                                                           6,371
--------------------------------------------------------------------------------
            OIL & GAS - DRILLING/EQUIPMENT (1.1%)
  55,100    Halliburton Co.                                                2,575
--------------------------------------------------------------------------------
            RETAIL - BUILDING SUPPLIES (0.8%)
  37,200    Home Depot, Inc.                                               1,834
--------------------------------------------------------------------------------
            RETAIL - DRUGS (0.2%)
  14,300    Walgreen Co.                                                     575
--------------------------------------------------------------------------------
            RETAIL - GENERAL MERCHANDISING (2.1%)
  51,400    Target Corp.                                                   1,943
  61,000    Wal-Mart Stores, Inc.                                          3,157
--------------------------------------------------------------------------------
                                                                           5,100
--------------------------------------------------------------------------------
            TELECOMMUNICATIONS - LONG DISTANCE (0.6%)
  75,200    Sprint Corp. - FON Group                                       1,527
--------------------------------------------------------------------------------
            TELEPHONES (1.6%)
  86,500    SBC Communications, Inc.                                       3,724
--------------------------------------------------------------------------------
            Total blue chip stocks (cost: $63,515)                       115,380
--------------------------------------------------------------------------------
            Total investments (cost: $189,790)                         $ 242,040
================================================================================

NOTES
--------------------------------------------------------------------------------
                          to Portfolio of INVESTMENTS


USAA GROWTH AND TAX STRATEGY Fund

May 31, 2001

GENERAL NOTES
--------------------------------------------------------------------------------

          Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

          The percentages shown represent the percentage of the investments to net assets.


PORTFOLIO DESCRIPTION ABBREVIATIONS
--------------------------------------------------------------------------------

          COP      Certificate of Participation
          GO       General Obligation
          MFH      Multifamily Housing
          PCRB     Pollution Control Revenue Bond
          RB       Revenue Bond
          SFH      Single-Family Housing


          CREDIT ENHANCEMENTS - add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by a high-quality bank, insurance company, or other corporation; or a collateral trust.


          (PRE)     Prerefunded to a date prior to maturity.
          (LOC)     Enhanced by a bank letter of credit.
          (NBGA)    Enhanced by a nonbank guarantee agreement.
          (INS)     Scheduled principal and interest payments are insured by:
                    (1) AMBAC Financial Group, Inc.
                    (2) Asset Guaranty Insurance Co.
                    (3) ACA Financial Guaranty Corp.
                    (4) Financial Guaranty Insurance Co.
                    (5) Financial Security Assurance Holdings Ltd.
                    (6) MBIA


          SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

26

NOTES
--------------------------------------------------------------------------------
                          to Portfolio of INVESTMENTS
                          (continued)


USAA GROWTH AND TAX STRATEGY Fund

May 31, 2001


SPECIFIC NOTES
--------------------------------------------------------------------------------



      (a) Variable-rate demand notes (VRDN) - provide the right, on any business day, to sell the security at face value on either that day or in seven days. The interest rate is adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. The effective maturity is the next put date.

      (b) Zero-coupon security - the rate represents the effective yield at date of purchase. At May 31, 2001, this security represented 1.8% of the Fund's net assets.

      (c) At  May  31,   2001,   the   cost  of   securities   purchased   on  a
          delayed-delivery basis was $4,922,000.

      (d) At May 31, 2001, portions of these securities were segregated to cover delayed-delivery purchases.

      (e) Security is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such is generally deemed by the Manager to be liquid under guidelines established by the Board of Trustees.

      * Non-income-producing security.






          SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
--------------------------------------------------------------------------------
                           of ASSETS and LIABILITIES
                           (in thousands)


USAA GROWTH AND TAX STRATEGY Fund

May 31, 2001


ASSETS
   Investments in securities, at market value (identified
    cost of $189,790)                                                 $ 242,040
   Cash                                                                      82
   Receivables:
      Capital shares sold                                                    14
      Dividends and interest                                              1,853
                                                                      ----------
         Total assets                                                   243,989
                                                                      ----------

LIABILITIES
   Securities purchased                                                   4,922
   Capital shares redeemed                                                   66
   USAA Investment Management Company                                       103
   USAA Transfer Agency Company                                              13
   Accounts payable and accrued expenses                                     72
                                                                      ----------
         Total liabilities                                                5,176
                                                                      ----------
            Net assets applicable to capital shares outstanding       $ 238,813
                                                                      ==========

REPRESENTED BY:
   Paid-in capital                                                    $ 190,213
   Accumulated undistributed net investment income                        1,516
   Accumulated net realized loss on investments                          (5,166)
   Net unrealized appreciation of investments                            52,250
                                                                      ----------
            Net assets applicable to capital shares outstanding       $ 238,813
                                                                      ==========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                       15,047
                                                                      ==========
   Net asset value, redemption price, and offering price per share    $   15.87
                                                                      ==========


         SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

28

STATEMENT
--------------------------------------------------------------------------------
                                 of OPERATIONS
                                 (in thousands)


USAA GROWTH AND TAX STRATEGY Fund

Year ended May 31, 2001

NET INVESTMENT INCOME
   Income:
      Dividends                                                       $   1,137
      Interest                                                            8,081
                                                                      ----------
         Total income                                                     9,218
                                                                      ----------
   Expenses:
      Management fees                                                     1,280
      Transfer agent's fees                                                 278
      Custodian's fees                                                       81
      Postage                                                                65
      Shareholder reporting fees                                             19
      Trustees' fees                                                          5
      Registration fees                                                      31
      Professional fees                                                      30
      Other                                                                   5
                                                                      ----------
         Total expenses                                                   1,794
      Expenses paid indirectly                                              (22)
                                                                      ----------
         Net expenses                                                     1,772
                                                                      ----------
            Net investment income                                         7,446
                                                                      ----------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
      Net realized loss                                                  (5,041)
      Change in net unrealized appreciation/depreciation                (16,556)
                                                                      ----------
            Net realized and unrealized loss                            (21,597)
                                                                      ----------
Decrease in net assets resulting from operations                      $ (14,151)
                                                                      ==========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS
--------------------------------------------------------------------------------
                            of Changes in NET ASSETS
                            (in thousands)


USAA GROWTH AND TAX STRATEGY Fund

Years ended May 31,
                                                           2001           2000
                                                        ------------------------
FROM OPERATIONS
   Net investment income                               $   7,446      $   7,301
   Net realized loss on investments                       (5,041)          (125)
   Change in net unrealized appreciation/depreciation
      of investments                                     (16,556)         9,653
                                                       -------------------------
      Increase (decrease) in net assets resulting
         from operations                                 (14,151)        16,829
                                                       -------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                  (7,305)        (7,160)
                                                       -------------------------
   Net realized gains                                        -              (55)
                                                       -------------------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                              14,180         27,666
   Reinvested dividends                                    6,542          6,491
   Cost of shares redeemed                               (24,045)       (32,621)
                                                       -------------------------
      Increase (decrease) in net assets from
         capital share transactions                       (3,323)         1,536
                                                       -------------------------
Net increase (decrease) in net assets                    (24,779)        11,150

NET ASSETS
   Beginning of period                                   263,592        252,442
                                                       -------------------------
   End of period                                       $ 238,813      $ 263,592
                                                       =========================
Accumulated undistributed net investment income:
   End of period                                       $   1,516      $   1,375
                                                       =========================

CHANGE IN SHARES OUTSTANDING
   Shares sold                                               840          1,624
   Shares issued for dividends reinvested                    395            380
   Shares redeemed                                        (1,438)        (1,908)
                                                       -------------------------
      Increase (decrease) in shares outstanding             (203)            96
                                                       =========================

   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

30

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements


USAA GROWTH AND TAX STRATEGY Fund

May 31, 2001

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

          USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of 11 separate funds. The information presented in this annual report pertains only to the USAA Growth and Tax Strategy Fund (the Fund). The Fund's investment objective is to seek a conservative balance between income, the majority of which is exempt from federal income tax, and the potential for long-term growth of capital to preserve purchasing power.

          A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

             1.  Portfolio   securities,   except  as  otherwise  noted,  traded
                 primarily on a domestic securities exchange are valued at the last sales price on that exchange.

             2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

             3. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value.

             4. Other debt and government securities are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA GROWTH AND TAX STRATEGY Fund

May 31, 2001


                 price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

             5. Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by USAA Investment Management Company (the Manager) under the general supervision of the Board of Trustees.

          B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

          C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Discounts and premiums are amortized over the life of the respective securities.

32

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA GROWTH AND TAX STRATEGY Fund

May 31, 2001

          D. EXPENSES PAID INDIRECTLY - The Fund's custodian bank has agreed to reduce its fees when the Fund maintains a cash balance in the non-interest-bearing custody account. For the year ended May 31, 2001, custodian fee offset arrangements reduced expenses by $22,000.

          E. USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2) LINES OF CREDIT
--------------------------------------------------------------------------------

          The Fund participates with other USAA funds in two joint, short-term, revolving, committed loan agreements totaling $500 million--$400 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager, and $100 million with Bank of America. The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Before January 10, 2001, the Fund had two agreements with CAPCO--$250 million committed and $500 million uncommitted.

          Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA GROWTH AND TAX STRATEGY Fund

May 31, 2001


          Fund's total assets. The Fund had no borrowings under any of these agreements during the year ended May 31, 2001.


(3) DISTRIBUTIONS
--------------------------------------------------------------------------------

          Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At May 31, 2001, the Fund had capital loss carryovers for federal income tax purposes of $5,026,000 which will expire between 2008 and 2010. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been used or expire.


(4) INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

          Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2001, were $94,661,000 and $89,905,000, respectively.

          The cost of securities at May 31, 2001, for federal income tax purposes, was $189,929,000. Gross unrealized appreciation and depreciation of investments at May 31, 2001, for tax purposes, were $57,989,000 and $5,878,000, respectively.


(5) TRANSACTIONS WITH MANAGER
--------------------------------------------------------------------------------

          A. MANAGEMENT FEES - The Manager carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at 0.5% of its annual average net assets.

34

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA GROWTH AND TAX STRATEGY Fund

May 31, 2001

          B. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $28.50 per shareholder account plus out-of-pocket expenses.

          C. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.


(6) TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

          Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.


(7) NEW ACCOUNTING PRONOUNCEMENT
--------------------------------------------------------------------------------

          In November 2000, the American Institute of Certified Public Accountants issued a revised audit and accounting guide, AUDITS OF INVESTMENT COMPANIES, effective for fiscal years beginning after December 15, 2000. The revised guide requires the Fund to amortize premiums and discounts on all debt securities, a practice the Fund has been following since inception. The guide also requires the Fund to classify as interest income any paydown gains or losses realized on mortgage-backed and asset-backed securities. The Fund is following this accounting method; therefore, this requirement will have no impact on the Fund's net asset value or future financial statements.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA GROWTH AND TAX STRATEGY Fund

May 31, 2001


(8) FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                            Year Ended May 31,
                           -----------------------------------------------------
                             2001       2000       1999       1998       1997
                           -----------------------------------------------------
Net asset value at
   beginning of period     $  17.28   $  16.66   $  16.31   $  15.14   $  14.11
Net investment income           .49        .48        .47        .50        .52
Net realized and
   unrealized gain (loss)     (1.42)       .61        .96       1.72       1.39
Distributions from net
   investment income           (.48)      (.47)      (.48)      (.51)      (.52)
Distributions of realized
   capital gains                 -          -        (.60)      (.54)      (.36)
                           -----------------------------------------------------
Net asset value at
   end of period           $  15.87   $  17.28   $  16.66   $  16.31   $  15.14
                           =====================================================
Total return (%)*             (5.47)      6.62       9.10      15.26      14.21
Net assets at
   end of period (000)     $238,813   $263,592   $252,442   $229,404   $185,504
Ratio of expenses to
   average net assets (%)       .70a       .71        .69        .71        .74
Ratio of net investment
   income to average
   net assets (%)              2.91       2.80       2.89       3.22       3.66
Portfolio turnover (%)        35.69      66.43      63.42      65.58     194.21


* Assumes reinvestment of all dividend income and capital gain distributions during the period.

(a) Reflects total expenses prior to any custodian fee offset arrangement, which reduced total expenses by 0.01%.

                    TRUSTEES Robert G. Davis, CHAIRMAN OF THE BOARD Christopher W. Claus, VICE CHAIRMAN OF THE BOARD Barbara B. Dreeben
                                Robert L. Mason
                                David G. Peebles
                                Michael F. Reimherr
                                Laura T. Starks
                                Richard A. Zucker

         INVESTMENT ADVISER,    USAA Investment Management Company
                UNDERWRITER,    9800 Fredericksburg Road
             AND DISTRIBUTOR    San Antonio, Texas 78288

              TRANSFER AGENT    USAA Shareholder Account Services
                                9800 Fredericksburg Road
                                San Antonio, Texas 78288

               LEGAL COUNSEL    Goodwin Procter LLP
                                Exchange Place
                                Boston, Massachusetts 02109

                   CUSTODIAN    State Street Bank and Trust Company
                                P.O. Box 1713
                                Boston, Massachusetts 02105

        INDEPENDENT AUDITORS    KPMG LLP
                                112 East Pecan, Suite 2400
                                San Antonio, Texas 78205

                   TELEPHONE    Call toll free - Central Time
            ASSISTANCE HOURS    Monday - Friday 6 a.m. to 10 p.m.
                                Saturday 8:30 a.m. to 5 p.m.
                                Sunday 11:30 a.m. to 8 p.m.

              FOR ADDITIONAL    1-800-531-8181, (in San Antonio) 456-7200
           INFORMATION ABOUT    For account servicing, exchanges, or
                MUTUAL FUNDS    redemptions
                                1-800-531-8448, (in San Antonio) 456-7202

             RECORDED MUTUAL    24-hour service (from any phone)
           FUND PRICE QUOTES    1-800-531-8066, (in San Antonio) 498-8066

                 MUTUAL FUND    (from touch-tone phones only)
           USAA TOUCHLINE(R)    For account balance, last transaction, fund
                                prices, or to exchange or redeem fund shares
                                1-800-531-8777, (in San Antonio) 498-8777

             INTERNET ACCESS    USAA.COM



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


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